Rule 497(e)

File Nos. 333-114401 & 333-114404; 811-21433

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT 12

333-114401   HV-4824 – Group Variable Funding Agreements

333-114404    HV-4900 – Group Variable Funding Agreements

Supplement dated January 31, 2024 to your Prospectus dated May 1, 2023.

This Supplement dated January 31, 2024 amends certain information contained in the Prospectus dated May 1, 2023.

Effective immediately, the Other Expenses, Total Annual Operating Expenses, and the Total Annual Fund Operating Expenses After Fee Waiver for the Goldman Sachs Mid Cap Value Fund - Class A are updated as follows.

Also effective immediately, the Contractual Fee Waiver and/or Expense Reimbursement and the Total Annual Fund Operating Expenses After Fee Waiver for the Invesco Equity and Income Fund - Class A are updated as follows.

All other information in the Annual Fund Operating Expenses table in the Prospectus dated May 1, 2023 remains unchanged.

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund	Management Fees	Distribution and/or Service (12b - 1 Fees)	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
Goldman Sachs Mid Cap Value Fund - Class A	0.750%	0.250%	0.200%	N/A	1.200%	0.010%	1.190%[1]
Invesco Equity and Income Fund - Class A	0.350%	0.250%	0.180%	0.010%	0.820%	0.010%	0.780%[2]

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

1 The Annual Fund Operating Expenses shown above reflect expense information contained in the fund’s prospectus dated December 29, 2023.

2 The Annual Fund Operating Expenses shown above reflect expense information contained in the fund’s prospectus dated December 15, 2023.

2023-PROSUPP-86-HV4824_4900